Exhibit 10.1(h)

RUBICON TECHNOLOGY, INC.

2001 EQUITY PLAN

NOTICE OF STOCK OPTION GRANT AND STOCK OPTION AGREEMENT

You have been granted an option (the “Option”) to purchase Common Stock of Rubicon Technology, Inc. (the “Company”), a Delaware corporation, on the terms and conditions set forth herein. Capitalized terms used without definition in this Notice of Stock Option Grant (the “Notice”) or in the Stock Option Agreement (the “Option Agreement”) of which this Notice is a part, are used as defined in the 2001 Equity Plan (the “Plan”) of the Company.

Name of Optionee:

Date of Grant:

Vesting Commencement Date:

Type of Option:	Non-qualified Stock Option

Term:	Ten (10) years from Date of Grant (subject to earlier termination as provided in the Plan)

This Option is for                      shares of Common Stock at an exercise price per share of $            , subject to adjustment pursuant to the Plan.

Vesting Schedule: Subject to the other requirements hereof, this Option may be exercised only upon and after, and to the extent that, this Option has vested. The portions of this Option listed below shall vest on each of the dates listed below, provided in each case that Optionee continues to be a Service Provider on such date:

Percentage of Shares of Optioned Stock Vesting	Date
25%	First (1st) anniversary of the Vesting Commencement Date
25%	Second (2nd) anniversary of the Vesting Commencement Date
25%	Third (3rd) anniversary of the Vesting Commencement Date
25%	Fourth (4th) anniversary of the Vesting Commencement Date

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and the Option Agreement to which this Notice is attached. The Option Agreement is a part hereof. Optionee has reviewed the Plan, this Notice and the Option Agreement, and has had an opportunity to obtain the advice of counsel prior to executing this Notice and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan, this Notice and the Option Agreement. Optionee is a resident of the state listed below.

OPTIONEE		RUBICON TECHNOLOGY, INC.

By
Signature

Printed Name		Printed Name

State of Residence		Title

THE ISSUANCE OF THE SECURITIES EVIDENCED HEREBY WAS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE OR OTHER SECURITIES LAWS. NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT (I) PURSUANT TO EFFECTIVE REGISTRATIONS UNDER APPLICABLE SECURITIES LAWS OR (II) UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL (OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY) ACCEPTABLE TO THE COMPANY, THAT THE PROPOSED DISPOSITION MAY BE EFFECTED IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS WITHOUT REGISTRATION. ADDITIONAL RESTRICTIONS ON TRANSFER ARE SET FORTH HEREIN.

RUBICON TECHNOLOGY, INC.

2001 EQUITY PLAN

STOCK OPTION AGREEMENT

1. Grant of Option.

(a) The Administrator of the Company hereby grants to the optionee (the “Optionee”) named in the Notice of Stock Option Grant (the “Notice”) to which this Stock Option Agreement (the “Option Agreement”) is attached an option (the “Option”) to purchase the number of shares, as set forth in such Notice, at the exercise price per share set forth in the Notice (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to provisions of the Plan stating otherwise, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

(b) This Option is not intended to qualify as an Incentive Stock Option under Section 422 of the Code unless it is so designated in the Notice as an Incentive Stock Option. However, if this Option is designated to be an Incentive Stock Option, to the extent that it exceeds the limit set forth in Section 422(d) of the Code, it shall be treated as a Non-qualified Stock Option.

2. Exercise of Option.

(a) Right to Exercise. Subject to Sections 2(c), 2(d), and 2(e) below, this Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice and the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. The Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the “Exercise Notice”), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee, or personal representative of the Optionee as provided in the Plan, and delivered to an officer of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. The Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

(c) Compliance with Law. No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

(d) Merger, Reorganization or Sale. In the event of any merger, consolidation, or similar reorganization of the Company with any other entity pursuant to which the holders of Shares surrender Shares (or the Shares are deemed converted) in exchange for other shares of capital stock or securities of the Company or another entity or the sale of substantially all of the assets of the Company, if the Option is not assumed or an equivalent option or right is not substituted by the successor corporation or a Parent or Subsidiary of the successor corporation, then the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If the Option becomes fully

RUBICON TECHNOLOGY, INC.	-1-	STOCK OPTION AGREEMENT

vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this Section 2(d), the determination of whether the Option has been assumed or substituted shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

(e) Death or Disability. Upon the death or Disability of Optionee, all Shares subject to the Option shall immediately vest, and the Option shall become immediately exercisable with respect to all Shares subject to the Option in accordance with this Option Agreement and the Plan.

(f) Restrictions on Voting. Until the occurrence of an underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, Optioned Stock will be voted by the Chairman of the Board of the Company, pursuant to an irrevocable proxy in the form attached hereto as Exhibit B (the “Proxy”). As a condition precedent to the exercise of the Option, Optionee shall agree to be bound by the terms and conditions of the Proxy and shall deliver an executed version of the Proxy with the executed Exercise Notice. The Proxy shall be binding upon the estate, heirs, successors and assigns of the Optionee.

3. Method of Payment.

Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(a) cash; or

(b) certified check; or

(c) such other consideration as permitted by the Administrator in its sole discretion.

4. Non-Transferability of Option.

This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

5. Term of Option.

This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

6. Other Restrictions.

(a) Stockholders’ Agreement. As a condition precedent to the exercise of the Option, Optionee shall agree to be bound by the terms and conditions of that certain Amended and Restated Stockholder’s Agreement, dated as of June 28, 2005, by and between the Company and the Stockholders of the Company (as defined therein) (the “Stockholders’ Agreement”). Optionee shall, upon exercise of the Option, deliver an executed version of the Adoption of Stockholders’ Agreement, attached hereto as Exhibit C, to the Company. Optionee agrees to be bound by the Stockholders’ Agreement as an Other Stockholder (as defined therein).

(b) Repurchase Option. In addition to the restrictions within the Stockholder’s Agreement, in the event that Optionee ceases to be a Service Provider, whether voluntarily or involuntarily, due to death, Disability or otherwise, the Company may purchase from Optionee or Optionee’s estate, heirs, beneficiaries, representatives or successors in interest (the “Successors”), until the later of (i) one (1) year after the date the Optionee ceases to be a Service Provider of the Company, or (ii) one (1) year after the exercise by the Optionee or the Successors of any vested portion of the Option, all, or any portion of, Optionee’s Optioned Stock, at a price equal to the fair market value of such Optioned Stock as of the purchase date as determined by the Company’s Board in its sole and absolute discretion to the extent permitted by the Stockholders’ Agreement in accordance with Section 2.5 of the Stockholders’ Agreement.

7. Restrictions on Transfer.

(a) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any

RUBICON TECHNOLOGY, INC.	-2-	STOCK OPTION AGREEMENT

state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

(b) Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee shall not directly or indirectly without the prior written consent of the Company or its underwriters (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, lend or otherwise dispose of or transfer any Shares or any securities convertible into or exchangeable or exercisable for such Common Stock, whether now owned or hereafter acquired by the Optionee or with respect to which the Optionee has or hereafter acquires the power of disposition or file any registration statement under the Securities Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of such Common Stock or any securities convertible into or exchangeable or exercisable for such Common Stock, whether any such swap or transaction is to be settled by delivery of such Common Stock or other securities in cash or otherwise or (iii) agree to engage in any of the foregoing transactions. Such restriction, or other substantially similar restriction requested by the underwriters (in either case, the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Option Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Section 7(b). This Section 7(b) shall not apply to Shares registered in the public offering under the Securities Act, and the Optionee shall be subject to this Section 7(b) only if the directors and officers of the Company are subject to similar arrangements. The Optionee agrees to evidence the Market Stand-Off by execution of a written lock-up letter addressed to such underwriters if and to the extent and in such form as may be requested by such underwriters.

(c) Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this Option will be acquired for investment, and not with a view to the sale or distribution thereof.

(d) Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(e) Securities Legend. All certificates evidencing Shares purchased under this Option Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

THE ISSUANCE OF THE SHARES EVIDENCED HEREBY WAS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE OR OTHER SECURITIES LAWS. NEITHER THE SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT (I) PURSUANT TO EFFECTIVE REGISTRATIONS UNDER APPLICABLE SECURITIES LAWS OR (II) UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL (OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY) ACCEPTABLE TO THE COMPANY, THAT THE PROPOSED DISPOSITION MAY BE EFFECTED IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS WITHOUT REGISTRATION. ADDITIONAL RESTRICTIONS ON TRANSFER ARE SET FORTH HEREIN.

RUBICON TECHNOLOGY, INC.	-3-	STOCK OPTION AGREEMENT

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A FULL SUMMARY OR STATEMENT OF ALL OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH POWERS, PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE CORPORATION.

(f) Proxy Legend. All certificates evidencing Shares purchased under this Option Agreement subject to the Proxy shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

THE VOTING OF THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THAT CERTAIN IRREVOCABLE PROXY FROM THE HOLDER HEREOF IN FAVOR OF THE CHAIRMAN OF THE BOARD OF THE CORPORATION, DATED AS OF                     .

(g) Additional Legends. All certificates evidencing Shares purchased under this Option Agreement shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of the Stockholders’ Agreement or the Plan):

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE STOCKHOLDERS’ AGREEMENT DATED AS OF FEBRUARY 16, 2001, AS AMENDED, THE CORPORATION’S 2001 EQUITY PLAN, AND A STOCK OPTION AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH SHARES MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH SAID PLAN AND AGREEMENTS.

(h) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Option Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(i) Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 7 shall be conclusive and binding on the Optionee and all other persons.

8. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This Option Agreement is governed by the internal substantive laws, but not the choice of law rules, of the State of Illinois.

9. NO PROMISE OR GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE OPTION PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

RUBICON TECHNOLOGY, INC.	-4-	STOCK OPTION AGREEMENT

EXHIBIT A

2001 EQUITY PLAN

EXERCISE NOTICE

Rubicon Technology, Inc.

9931 Franklin Avenue

Franklin Park, IL 60131

Attention: Secretary

1. Exercise of Option. Effective as of today,                     , 20    , the undersigned (“Purchaser”) hereby elects to purchase                      shares (the “Shares”) of the Common Stock of Rubicon Technology, Inc. (the “Company”) under and pursuant to the 2001 Equity Plan (the “Plan”) and the Stock Option Agreement dated,                     , 20     (the “Option Agreement”). The purchase price for the Shares shall be $             per Share, as required by the Option Agreement.

2. Deliveries. Purchaser herewith delivers to the Company the full purchase price for the Shares, an executed Proxy (as defined in the Option Agreement), and an executed Adoption of Stockholders’ Agreement (as defined in the Option Agreement).

3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 13 of the Plan.

5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences (possibly including, without limitation, the obligation to make tax payments prior to realizing cash value) as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company or any accountant, attorney or other agent of the Company for any tax advice.

Accepted by:
PURCHASER	RUBICON TECHNOLOGY, INC.

Signature	By

Printed Name	Name

Address	Title

Address	Date Received

RUBICON TECHNOLOGY, INC.	Exhibit A	STOCK OPTION AGREEMENT
Exercise Notice

EXHIBIT B

2001 EQUITY PLAN

IRREVOCABLE PROXY

The undersigned hereby revokes any previous proxies and irrevocably appoints the Chairman of the Board of Directors of Rubicon Technology, Inc. (the “Company”), and his successor or successors (the “Proxyholder”), as the proxy of the undersigned, with the power to act hereunder, to attend any and all meetings of the stockholders of the Company, and any adjournments or postponements of such meetings (collectively, a “Meeting”), to vote for and in the name, place and stead of the undersigned at any Meeting all shares of the Common Stock, par value $0.001 per share (the “Stock”) owned by the undersigned on the date of this proxy and any other shares of any capital stock of the Company issued to the undersigned in exchange therefor, as a dividend in respect thereof or hereafter otherwise acquired by the undersigned, to execute written consents to corporate action, to represent and otherwise act for the undersigned on any and all matters with the same force and effect as if the undersigned were personally present at such Meeting or were executing such consent, and to receive all notices by the Company to stockholders of the Company on behalf of the undersigned.

This proxy is coupled with an interest and is expressly made irrevocable and will be effective until the earlier of (i) the consummation of an initial public offering by the Company that is registered under the Securities Act of 1933, as amended, or (ii) the expiration of ten years from the date hereof. The undersigned acknowledges that monetary damages would be an inadequate remedy for a breach of the provisions of this proxy and that (in addition to any other remedy available at law) the obligations of the undersigned and the rights of the Proxyholder are specifically enforceable.

The undersigned authorizes the Proxyholder to substitute any other person or entity to act under this proxy, to revoke any such substitution, and to file this proxy and any substitution or revocation of this proxy with the Secretary of the Company. This proxy shall be binding upon the undersigned’s estate, heirs, successors and assigns.

Dated as of , 20
Signature

Printed Name

Spouse’s Signature

Printed Name

RUBICON TECHNOLOGY, INC.	Exhibit B	STOCK OPTION AGREEMENT
Irrevocable Proxy

EXHIBIT C

2001 EQUITY PLAN

ADOPTION OF STOCKHOLDERS’ AGREEMENT

The undersigned (the “Purchaser”) as a condition precedent to becoming owner of record of _________________ shares of the Common Stock, par value $0.001 per share, of Rubicon Technology, Inc., a Delaware corporation (the “Company”), hereby agrees to become a party to and be bound by that certain Stockholders’ Agreement, by and among the Company and the Stockholders of the Company, as may be amended from time to time (as defined therein), attached hereto as Exhibit I (the “Stockholders’ Agreement”). The Purchaser hereby agrees to be bound by the Stockholders’ Agreement as an Other Stockholder (as defined therein).

IN WITNESS WHEREOF, this Adoption of Stockholder’s Agreement has been duly executed by or on behalf of the undersigned as of the date below written.

Accepted by:
PURCHASER	RUBICON TECHNOLOGY, INC.

Signature	By

Printed Name	Name

Address	Title

Address	Date Received

RUBICON TECHNOLOGY, INC.	Exhibit C	STOCK OPTION AGREEMENT
Adoption of Stockholders’ Agreement